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                          REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT, dated as of December 22, 1994, between OPTEL, INC., a Delaware corporation (the "Company") and VANGUARD COMMUNICATIONS, L.P., a California limited partnership (the "Partnership").

                                    RECITALS

     The Company, the Partnership, Vanguard Communications, Inc., a California corporation and the sole general partner of the Partnership (the "Partner"), and VPC Corporation, a Delaware corporation ("VPC"), are parties to a certain Note Purchase Agreement, dated as of December 22, 1994 (the "Purchase Agreement"), pursuant to which VPC has purchased from the Company at par a senior secured convertible note of the Company (the "Note").

     As recited in the Purchase Agreement, the Company has issued to the Partnership 39,000 shares of the Company's Class B Stock, $.01 par value ("Class B Stock").

     Concurrently with the execution hereof the Company, VPC and the Partnership have entered into a Stockholders Agreement (the "Stockholders Agreement") providing for, among other things, the management of the Company and the regulation and disposition of stock of the Company.


     The Company has agreed to grant the Partnership certain rights with respect to registration under the Securities Act of Registrable Securities owned by the Partnership.

     The parties therefore agree as follows:


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     1. Registration under Securities Act, etc.
     1.1 Registration on Request. (a) Request. At any time on or after the date that is the earlier of (i) 30 months after the earlier of the Conversion Date or June 30, 1995 or (ii) one year after the IPO Date, the Partnership shall have the right to request in writing that the Company effect the registration under the Securities Act of an underwritten public offering of not more than one-half of the Registrable Securities then owned by the Partnership; provided, however, that (i) except as provided in Section 1.2(c), the Company shall not be obligated to effect more than one registration pursuant to this Section 1.1 and
(ii) the offering shall be conducted on a firm commitment basis through a syndicate headed by one or more Reputable Underwriters.

     (b) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this Section 1.1 no securities other than Registrable Securities shall be included among the securities covered by such registration unless (i) the managing underwriter of such offering shall have advised the Partnership in writing that the inclusion of such other securities would not materially adversely affect such offering or (ii) the Partnership shall have consented in writing (which consent shall be in the sole discretion of the Partnership) to the inclusion of such other securities.

     (c) Registration Statement Form. Registrations under this Section 1.1 shall be on such registration form of the Commission as shall be selected by the Company (except a form exclusively for the sale or distribution of securities by the Company or to employees of the Company or its subsidiaries or for use exclusively in connection with a business combination).

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     (d) Expenses. The Company will pay promptly all Registration Expenses in connection with the registration request made pursuant to this Section 1.1.

     (e) Effective Registration Statement. A registration requested pursuant to this Section 1.1 shall not be deemed to have been effected (i) unless (subject to Section 1.1(g)) a registration statement with respect thereto has become effective and the securities covered thereby have been disposed of in accordance with such registration statement, (ii) if after it has become effective, such registration or disposition is interfered with by stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not the fault of the Partnership, and the Registrable Securities covered thereby have not been sold, or (iii) if the conditions to closing specified in the underwriting agreement entered into in connection with such registration are not satisfied or waived to the satisfaction of the parties thereto other than the Partnership.

     (f) Underwriters. The managing underwriter or underwriters of any registration demanded prior to the IPO Date (a "Pre-IPO Date Demand") pursuant to this Section 1.1 shall be a Reputable Underwriter selected by the Partnership. The managing underwriter or underwriters of any registration demanded after the IPO Date pursuant to this Section 1.1 shall be a Reputable Underwriter selected by the Company.

     (g) Apportionment in Registrations Requested. If the managing underwriter of any registration effected pursuant to this Section 1.1 shall advise the Partnership in writing (with a copy to the Company) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Partnership, the Company will include in


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such registration, the maximum number of Registrable Securities which the
Company is so advised can be sold in such offering.

     (h) Pre-IPO Date Demand. If the Partnership makes a Pre-IPO Date Demand, notice of such demand shall be accompanied by a proposal letter (the "Proposal") issued by and expressing the intention of a Reputable Underwriter to underwrite the public sale of the Registrable Securities included in the demand, setting forth in reasonable detail (i) the number of shares of Common Stock the Reputable Underwriter proposes to sell for the account of the Partnership, (ii) its estimate of the price range within which it believes the Common Stock can be sold to the public and which is to be included in the registration statement at the time of the first public distribution of the preliminary prospectus forming a part thereof and (iii) the underwriting discount it estimates it would charge in connection with such a sale. The Company shall cooperate with such underwriter to enable it to prepare such a proposal, subject to prior delivery by the underwriter of a confidentiality agreement with respect to information to be obtained from the Company, in form and substance acceptable to the Company and its counsel in the reasonable exercise of their discretion.

     (i) Delays in Registration. The Company may delay the filing of a registration statement for up to 90 days (or such longer period as may be required by law or any rule, regulation or policy of the Commission) if at the time of a request under this Section 1.1:

          (i) the Company or any subsidiary of the Company is a party to a transaction involving the purchase, sale, conversion or issuance of securities of the Company (other than a transaction which is specifically not prohibited in Rule lOb-6 promulgated by the Commission under the Exchange Act);

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          (ii) there is material undisclosed information concerning the Company or any subsidiary of the Company which has not been disclosed for business reasons;

          (iii) financial statements required to be included or incorporated in the registration statement have not been prepared or are not otherwise available at the time (provided that the Company shall promptly and diligently prepare such financial statements or cause such financial statements to be prepared); or

          (iv) the Company is conducting or is about to commence an offering of securities of the Company or any subsidiary of the Company and either (A) the investment banker for the Company shall advise the Company in writing (with a copy to the Partnership) that, in its opinion, the offering being conducted or contemplated by the Company would be materially and adversely affected by the sale of Registrable Securities pursuant to such request or (B) the filing of a registration statement pursuant to such request while such offering is being conducted or contemplated or within a specified period of time after the completion, termination or abandonment of such offering would be contrary to law or any rule, regulation or policy of the Commission; provided, however, that the Company shall in all events have priority to complete any such offering prior to filing such registration statement.

     1.2 VPC Purchase Option. (a) Pre-IPO Date Demand. If the Partnership makes a Pre-IPO Date Demand, VPC or an Affiliate shall have the option, exercisable by notice to the Partnership within 21 days after the receipt of the Proposal, to purchase, for payment in immediately available funds, all of the Registrable Securities to be offered by the Partnership pursuant to its Pre-IPO Date Demand, at a price per share equal to the mid point of the price range specified in the Proposal, less an

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amount equal to the estimated underwriting discount specified in the Proposal.
If VPC or an Affiliate does not exercise such right and the price to the public at which the Registrable Securities to be offered as set forth in the pricing amendment or prospectus filed with the Commission at or about the time the registration statement is declared effective (the "Offering Price") is less than 80% of the low point of such price range, the Partnership shall immediately notify VPC of the Offering Price and VPC or an Affiliate shall have the right by notice to the Partnership, exercisable by the close of business on the first day following the day on which the price to the public is established that is a business day in both Montreal, Canada and New York, to purchase all of the Registrable Securities to be offered by the Partnership, at the Offering Price plus any expenses incurred by the Partnership in connection with the registration (including any amount owed to the underwriters in lieu of underwriting discount), less the amount of the applicable underwriting discount. Any engagement letter, underwriting or purchase agreement with respect to such a contemplated public offering shall include provisions whereby the underwriter recognizes and agrees to the foregoing option rights.

     (b) Post IPO Date Demand. If the Partnership exercises its demand right following the IPO Date, then (in order to save underwriting and other expenses of the requested registration), VPC shall have the option, exercisable by notice to the Partnership within 21 days after the Partnership's notice of such demand, to purchase all of the Partnership's Registrable Securities then proposed to be offered, at a price equal to the Market Price of the Common Stock, less a discount (reflecting the typical underwriting discount for an offering of such type), payable in immediately available funds.

     (c) Additional Demand Registration Right. If VPC exercises any of the option rights described in the preceding


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provisions of this Section 1.2, the Partnership shall be entitled to a substitute demand registration right, exercisable not earlier than one year after the purchase of Common Stock pursuant to the exercise of such option, with respect to all or any of the Registrable Securities then held by the Partnership, subject again to all of the conditions, limitations and options described herein (except that there shall be no restriction on the amount of Registrable Securities of which the Partnership may request registration).

     (d) Closing. The closing of a purchase and sale of Registrable Securities pursuant to this Section 1.2 shall be held at the principal office of the Company at a date and time specified in the notice of exercise of such right given by VPC or an Affiliate, but not more than 7 days after the date on which such notice is given. At such closing, (i) VPC or an Affiliate shall deliver to the Partnership, as payment for the Registrable Securities to be purchased, the purchase price for such by wire transfer of funds to an account in the United States designated by the Partnership, and (ii) the Partnership shall deliver to the purchaser (x) the certificates representing the Registrable Securities to be sold together with such instruments as the purchaser shall reasonably request to effect the transfer of such Registrable Securities, (y) if required by law, all necessary stock transfer tax stamps or funds for the purchase thereof, and (z) a certificate executed by a duly authorized officer of the Partner to the effect that (A) the Partnership owns the Registrable Securities to be sold, free and clear of all restrictions, claims, liens, charges and encumbrances, and (B) the Partnership has duly authorized the sale of such Registrable Securities.

     l.3 incidental Registration. (a) Right to Include Registrable Securities in Post IPO Offerings. If the Company at

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any time proposes to register any of its equity securities under the Securities
Act (other than for purposes of an IPO and other than pursuant to Section 1.1) in connection with an underwritten public offering for cash of Common Stock or other equity securities for the account of the Company or other stockholders of the Company, the Company will at such time, unless two registrations of Registrable Securities have been effected pursuant to this Section 1.3, give prompt written notice to the Partnership of its intention to register such equity securities and of the Partnership's rights under this Section 1.3. The Partnership shall have the right, exercisable by written request (which request shall specify the Registrable Securities intended to be disposed of by the Partnership) made within 30 days after the receipt of any such notice by the Company, to require some or all of the Registrable Securities, but not less than 20% of the number of Registrable Securities then owned by the Partnership to be included in such registration and as part of the underwritten offering, on the same terms as all other shares of the same class as the Registrable Securities to be included in such offering. The Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Partnership; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason or for no reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Partnership and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights, if any, of the Partnership to request that such registration be

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effected as a registration under Section 1.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 1.3(a) shall relieve the Company of its obligation to effect any registration upon request under Section 1.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this
Section 1.3(a).

     (b) Right to Include Registrable Securities in Initial Public Offering. If the Company at any time proposes to register under the Securities Act any of its equity securities for purposes of an IPO, the Company will at such time give prompt written notice to the Partnership (the "IPO Notice") of its intention to register such equity securities in connection with an IPO and of the Partnership's rights, if any, under this Section 1.3(b) with respect to such registration. The Partnership shall be entitled to include Registrable Securities in such registration only to the extent, if any, that the investment banker for the Company shall advise the Company in writing (with a copy to the Partnership) that, in its opinion, the offering contemplated by the Company would not be adversely affected (as to the price or quantity of securities to be sold for the account of the Company) by the inclusion therein of Registrable Securities pursuant to such request (the quantity, if any, of Registrable Securities that may be included pursuant to this sentence being herein referred to as the "IPO Permitted Registrable Securities"). The IPO Notice shall specify the quantity of IPO Permitted Registrable Securities, if then known. Subject to the foregoing, the Partnership shall have the right exercisable by written notice to the Company within 30 days after receipt of the IPO Notice to require that not less than 20% of the number of shares of Registrable Securities then owned by the Partnership (or such lesser number as constitutes all of the IPO

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Registrable Securities) be included in such registration and as part of the underwritten offering, on the same terms as all other shares of the same class as the Registrable Securities to be included in such offering for the account of the Company. The Partnerships notice shall specify the quantity of Registrable Securities intended to be disposed of by the Partnership. The Company will use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by the Partnership, up to the number of IPO Permitted Registrable Securities, to permit the disposition of such securities; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Partnership and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights, if any, of the Partnership to request that such registration be effected as a registration under Section 1.1 if then permitted, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 1.3(b) shall relieve the Company of its obligation to effect any registration upon request under Section
1.1 if permitted under this Agreement. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 1.3(b).

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     (c) Apportionment in Incidental Registrations. Except as specifically limited in Section 1.3(b), if (i) a registration pursuant to this Section 1.3 involves an underwritten offering of the securities being registered, whether or not for sale for the account of the Company, to be distributed by or through one or more underwriters under underwriting terms appropriate for such a transaction, and (ii) the managing underwriter of such underwritten offering shall inform the Company and the Partnership by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering or that the inclusion would materially adversely affect the marketing of the securities to be sold by the Company therein, then the Company may include all securities proposed by the Company to be sold for its own account and may decrease the number of Registrable Securities, and securities of other stockholders of the Company so proposed to be sold and so requested to be included in such registration (Pro rata on the basis of the number of Registrable Securities held by the Partnership and the number of shares of Common Stock held by the other stockholders having rights to include equity securities in such registration (excluding VPC and its Affiliates)) to the extent necessary to reduce the number of securities to be included in the registration to the level recommended by the managing underwriter. Notwithstanding the foregoing, the Partnership shall have priority over the Company with respect to the inclusion of Registrable Securities in the registration for purposes of the exercise by the underwriters of any "greenshoe" or overallotment option with respect to the offering, to the extent, but only to the extent, that Registrable Securities were excluded from the firm portion of the offering and, in the case of an IPO, such excluded Registrable Securities were IPO Permitted Registrable Securities.

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     (d) Effective Registration Statement. A registration of Registrable
Securities pursuant to this Section 1.3 shall not be deemed to have been effected (i) unless the Partnership is able to include in an offering (either in the firm or "greenshoe" portion) a number of Registrable Securities equal to the least of (x) securities equivalent to 5,850 shares of the shares of Class B Common Stock issued to the Partnership as of or prior to the date hereof, (y) 50% of the Registrable Securities owned by the Partnership immediately prior to the time the registration became effective, or (z) 75% of the Registrable Securities (or in the case of an IPO, the IPO Permitted Registrable Securities) the Partnership requested to be included in such registration, (ii) if after it has become effective, such registration is interfered with by stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not the fault of the Partnership, and the Registrable Securities covered thereby have not been sold, or (iii) if the conditions to closing specified in the selling agreement or underwriting agreement entered into in connection with such registration are not satisfied by the parties thereto other than the Partnership.

     1.4 Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 1.1 and 1.3, the Company will as expeditiously as possible:

          (a) prepare and (as promptly thereafter as practicable) file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective, provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the

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     circumstances specified in Section 1.3, its securities which are
     Registrable Securities) at any time prior to the effective date of the registration statement relating thereto, provided, further that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement, the Company will furnish to the Partnership copies of all such documents proposed to be filed, which documents will be subject to the review of the Partnership;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

          (c) furnish to the Partnership such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents (in each case including all exhibits), as the Partnership may reasonably request;

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          (d) use its best efforts to register or qualify all Registrable
     Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the managing underwriter shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable the underwriters to consummate the disposition in such jurisdictions of the securities owned by the Partnership, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (e) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the underwriters to consummate the disposition of such Registrable Securities;

          (f) furnish to the Partnership a signed counterpart, addressed to the Partnership and the underwriters of:

          (i) an opinion of counsel for the Company, dated the date of the closing under the underwriting agreement, and

          (ii) a "comfort" letter, dated the date of the closing under the underwriting agreement, signed by the independent public accountants who have certified the Company's financial statements included in such

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registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in legal opinions and accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters and, in the case of the legal opinion, such other legal matters, as the underwriters may reasonably request;

          (g) notify the Partnership and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing,
(1) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, and (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (h) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

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     (i) notify the Partnership and the underwriters at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the underwriters promptly prepare and furnish to the underwriters a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

     (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to the Partnership at least two business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof which do not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

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     (k) provide and cause to be maintained a transfer agent for all Registrable
Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

     (l) use its best efforts (A) to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the equity securities of the Company of the same class as the Registrable Securities is then listed, or (B) in the event such securities are not so listed to have such Registrable Securities listed on the NASDAQ Stock Market, if equity securities of the Company of the same class as the Registrable Securities are then so listed, or (C) in the event such securities are not so listed, to have such Registrable Securities qualified for inclusion on the NASDAQ System.

The Company may require the Partnership to promptly furnish the Company, as a condition precedent to including the Partnership's Registrable Securities in any registration, such information regarding the Partnership and the distribution of such securities as the Company may from time to time reasonably request in writing.

     The Partnership agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 1.4(g), the Partnership will forthwith discontinue the Partnership's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the underwriters' receipt of the copies of the supplemented or amended prospectus contemplated by Section 1.4(g) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Partnership's

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possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     1.5 Underwritten Offerings. (a) Requested Underwritten Offerings. If requested by the underwriters or a qualified independent underwriter for any offering by the Partnership pursuant to a registration requested under Section 1.1, the Company will enter into an underwriting agreement with such underwriters, or an agreement with such qualified independent underwriter, for such offering, such agreement to be satisfactory in substance and form to the Company and the Partnership and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of such type, including, without limitation, indemnities to the effect and to the extent provided in Section 1.8. The Partnership will cooperate with the Company in the negotiation of the underwriting agreement, provided that nothing herein contained shall diminish the foregoing obligations of the Company. The Partnership shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Partnership and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Partnership. The Partnership shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Partnership, the Partnership's Registerable Securities and the Partnership's intended method of distribution, any other information supplied in writing by the Partnership to the Company specifically for use in the Registration Statement and any other representation required by law.

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     (b) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by
Section 1.3, then if the Partnership is entitled to include Registrable Securities in such registration, the Company will, if requested by the Partnership as provided in Section 1.3 and subject to the provisions of Sections 1.3(b) and (c), arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Partnership among the securities to be distributed by such underwriters. The Partnership shall be a party to the underwriting agreement between the Company and such underwriters and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Partnership and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Partnership. The Partnership shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties, or agreements regarding the Partnership, the Partnership's Registrable Securities and the Partnership's intended method of distribution, any other information supplied in writing by the Partnership to the Company specifically for use in the Registration Statement and any other representation required by law.

     (c) Holdback Agreements. (i) The Partnership, if so required by the managing underwriter, shall enter into an agreement not to effect any sale or distribution of any equity securities of the Company during the seven days prior to and the 180-day period beginning on the effective date of any underwritten registration pursuant to Section 1 in which its

Registrable Securities are included (except as part of such underwritten registration).

     (ii) The Company agrees (A) not to effect any sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten registration pursuant to Section 1 (except as part of such underwritten registration or pursuant to registrations on Form S-8 or S-4 or any successor form or pursuant to a private placement made pursuant to an exemption under the Securities Act), and (B) to use its best efforts to cause each holder of at least 5% (on a fully-diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Company at any time after the date of this Agreement (other than in a registered offering) to agree not to effect any sale or distribution of any such securities during such period (except as part of such underwritten registration).

     1.6 Preparation: Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the company will give the Partnership, the underwriters and qualified independent underwriter, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Partnership's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     1.7 Rights of Holders of Reqistrable Securities. If any such registration statement refers to the Partnership by name or otherwise as the holder of any securities of the Company, then the Partnership shall have the right to require
(a) the insertion therein of language, in form and substance reasonably satisfactory to the Partnership, to the effect that the holding by the Partnership of Registrable Securities does not necessarily make the Partnership a "controlling Person" of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by the Partnership of the investment quality of the Company's debt or equity securities covered thereby and that such holding does not imply that the Partnership will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to the Partnership by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to the Partnership.

     1.8 Indemnification. (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless (i) in the case of any registration statement filed pursuant to Section 1.1 or 1.3, the seller of any Registrable Securities covered by such registration statement, its directors, officers, partners, employees, agents and affiliates, each other Person who participates as an underwriter or qualified independent underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, (ii) in the case of any other registration statement of the Company, the Partnership, its partners, employees, agents and affiliates, and each other Person, if any, who controls such holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such partner, employee, agent, affiliate, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims or damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof; and, provided, further, that the Company shall not be liable to any Person who participates as an underwriter, in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or underwriter or any such director, officer, agent, affiliate or controlling person of such seller or underwriter and shall survive the transfer of such securities by such seller.

     (b) Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 1.1 or 1.3, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 1.8(a)) the Company, its directors, officers, employees, agents and affiliates and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employee, agent, affiliate or controlling person and shall survive the transfer of such securities by such seller.

     (c) Notices of Claims etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 1.8, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 1.8, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the opinion of counsel to such indemnified party a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     (d) Other Indemnification. Indemnification similar to that specified in the preceding paragraphs of this Section 1.8 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

     (e) Indemnification Payments. The indemnification required by this Section
1.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     (f) Contribution. If the indemnification provided for in this Agreement shall for any reason be unavailable or insufficient to an indemnified party under Section 1.8(a), 1.8(b) or 1.8(d) in respect to any loss, claim, damage or liability, or any action in respect thereof, or referred to therein, then each indemnifying party shall, in lieu of indemnifying such party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect (i) the relative benefits received by the Company on the one hand and the Partnership on the other hand, from the offering of the Registrable Securities, and (ii) the relative fault of the Company on the one hand and the Partnership on the other, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Partnership shall be deemed to be in the same proportion as the sum of the total net proceeds from the offering of the securities (before deducting expenses) received by the Company bears to the total net proceeds from the offering of the securities (before deducting expenses) received by the Partnership with respect to such offering, and in each case the net proceeds received from such offering shall be determined as set forth on the table of the cover page of the prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Partnership, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Partnership agree that it would not be just and equitable if contribution pursuant to this Section 1.8(f) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to in this Section 1.8 shall be deemed to include, for purposes of this Section 1.8, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     2. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     "Affiliate" shall mean, with respect to any Person, another Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. No employee of the Company or any of its subsidiaries shall be deemed to be an Affiliate solely by reason of his capacity as an employee, or by reason of any employment agreement.

     "Class A Stock" shall mean shares of the Company's Class A Stock, par value $.01 per share.

     "Commission" shall mean the United States Securities and Exchange Commission or any federal agency at the time administering the Securities Act.

     "Common Stock" shall mean the Class A Stock and the Class B Stock.

     "Company" shall have the meaning set forth in the Preamble.

     "Conversion Date" shall mean the date on which the Note is converted into shares of Class B Common Stock.

     "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, and any successor statute thereto.

     "IPO" shall mean the first underwritten public offering of Common Stock of the Company for the account of the Company.

     "IPO Date" shall mean the date of the receipt by the Company of the net proceeds of an IPO effected pursuant to an effective registration statement under the Securities Act.

     "Market Price" of the Common Stock on any day shall mean the average closing price for the prior ten trading days, as officially reported by the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any such national securities exchange, the average closing bid price as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or if the Common Stock is not quoted on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company without regard to the minority stockholder position of the Partnership (whose determination shall be conclusive), based on the best information available to it.

     "Person" shall mean a corporation, an association, a partnership, a limited liability partnership, a limited liability company, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

     "Purchase Agreement" shall have the meaning set forth in the Recitals.

     "Registrable Securities" shall mean the shares of Class A Stock issued or issuable upon conversion of (i) the 39,000 shares of Class B Stock delivered to the Partnership pursuant to the Purchase Agreement or (ii) securities issued or issuable with respect to such Class B Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. Registrable Securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force and no other restriction on transfer exists, or (d) they shall have ceased to be outstanding.

     "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with Section 1, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or the Partnership may designate), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the fees and disbursements of one counsel selected by the Partnership to represent the Partnership and other costs of policies of insurance obtained by the Company against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (including fees paid to a qualified independent underwriter), but excluding underwriting discounts and commissions and transfer taxes, if any.

     "Reputable Underwriters" shall mean a nationally or regionally recognized investment banking firm of good repute which regularly acts as lead underwriter of syndicated public offerings of equity securities in excess of $50 million.

     "Rule 144" shall have the meaning set forth in Section 3 hereof.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and any successor statute thereto.

     3. Rule 144. So long as the Common Stock of the Company shall be registered pursuant to the requirements of Section 12 of the Exchange Act, the Company will file the reports required to be filed by it under the Exchange Act and will take such further action as the Partnership may reasonably request, all to the extent required from time to time to enable the Partnership to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the Commission ("Rule 144"). Upon the request of the Partnership, the Company will deliver to the Partnership a written statement as to whether it has complied with such requirements.

     4. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Partnership.

The Partnership shall be bound by any consent authorized by this Section 4, whether or not such Registrable Securities shall have been marked to indicate such consent.

     5. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election by written notice to the Company effective upon receipt by the Company, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities. Prior to receipt by the Company of written notice contemplated hereby, any action taken by any nominee shall be binding upon any such beneficial owner.

     6. Binding Arbitration.

     6.1 Any controversy, claim or dispute arising out of or relating to this Agreement or the breach, termination, enforceability or validity thereof, including without limitation the determination of the scope or applicability of this agreement to arbitrate, shall be determined exclusively by binding arbitration in New York City before three arbitrators. The arbitration shall be governed by the American Arbitration Association ("AAA") under its Commercial Arbitration Rules and its Supplementary Procedures for large, Complex Disputes, provided that persons eligible to be selected as arbitrators shall be limited to attorneys-at-law who (a) are on the AAA's Large, Complex Case Panel or a Center for Public Resources ("CPR ") Panel of Distinguished Neutrals, or who have professional credentials similar to the attorneys listed on such ALA and CPR Panels, and (b) who practiced law for at least 15 years as an attorney in New York specializing in either general commercial litigation or general corporate and commercial matters.

     6.2 No provision of, nor the exercise of any rights under, Section 6.1 shall limit the right of any party (a) to foreclose against, take possession of or realize upon any real or personal property collateral through judicial foreclosure, by the exercise of a power of sale under a deed of trust, mortgage or other security agreement or instrument, pursuant to applicable provisions of the Uniform Commercial Code, or otherwise pursuant to applicable law, (b) to exercise self-help remedies including, but not limited to, setoff and repossession, or (c) to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including, but not limited to, injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver of the right of the Company, even if the Company is the plaintiff, to submit the dispute to arbitration if the Company would otherwise have such right.

     6.3 In any such arbitration proceeding, the arbitrator shall not have the power or authority to award punitive damages to any party. Judgment upon the award rendered may be entered in any court having jurisdiction (which shall not be restricted by Section 10).

     6.4 Each of the parties shall, subject to the award of the arbitrators, pay an equal share of the arbitrators' fees. The arbitrators shall have the power to award recovery of all costs and fees (including attorneys fees, administrative fees, arbitrators' fees, and court costs) to the prevailing party.

     7. Notices. All notices, consents, instructions and other communications required or permitted under this Agreement (collectively, "Notice") shall be effective only if given in writing and shall be considered to have been duly given when (i) delivered by hand, (ii) sent by telecopier (with receipt confirmed), provided that a copy is mailed (on the same date) by certified or registered mail, return receipt requested, postage prepaid, or (iii) received by the addressee, if sent by Express Mail, Federal Express or other reputable express delivery service (receipt requested), or by first class certified or registered mail, return receipt requested, postage prepaid. Notice shall be sent in each case to the appropriate addresses or telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may from time to time designate as to itself by notice similarly given to the other parties in accordance herewith, which shall not be deemed given until received by the addressee). Notice shall be given:

     (1)  to the Company at:

          OpTel, Inc.
          345 N. Maple Drive
          Suite 285
          Beverly Hills, California 90210
          Attn: Chief Financial Officer
          Telecopier: 310-273-9453

copy to:  Kronish, Lieb, Weiner & Hellman
          1114 Avenue of the Americas
          New York, New York 10036-7798
          Attn: Russell S. Berman, Esq.
          Telecopier: 212-479-6275

     (2)  to the Partnership:

          Vanguard Communications, Inc.
          345 N. Maple Dr.
          Suite 285
          Beverly Hills, California 90210
          Attn: President
          Telecopier: 310-273-9453

copy to:  Irell & Manella
          1800 Avenue of the Stars
          Suite 900
          Los Angeles, California 90067-4276
          Attn: Joan L. Lesser, Esq.
          Telecopier: 310-203-7199

     8. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the Partnership shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

     9. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     10. GOVERNING LAW: CONSENT TO EXCLUSIVE JURISDICTION. THIS REGISTRATION RIGHTS AGREEMENT IS MADE UNDER AND IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF SUCH STATE APPLICABLE TO CONTRACTS ENTERED INTO AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE. SUBJECT TO
SECTION 6, ANY LEGAL ACTION OR PROCEEDING WITH

RESPECT TO THIS REGISTRATION RIGHTS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS REGISTRATION RIGHTS AGREEMENT, EACH OF THE COMPANY AND THE PARTNERSHIP HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE COMPANY AND THE PARTNERSHIP HEREBY WAIVES, AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR THE INTERPRETATION OR ENFORCEMENT OF THIS REGISTRATION RIGHTS AGREEMENT, THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT THIS REGISTRATION RIGHTS AGREEMENT MAY NOT BE ENFORCED IN OR BY SAID COURTS OR THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR (PROVIDED THAT PROCESS SHALL BE SERVED IN ANY MANNER REFERRED TO IN THE FOLLOWING SENTENCE) THAT SERVICE OF PROCESS UPON SUCH PARTY IS INEFFECTIVE. EACH OF THE COMPANY AND THE PARTNERSHIP AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION, SUIT OR PROCEEDING AGAINST IT WITH RESPECT TO THIS REGISTRATION RIGHTS AGREEMENT MAY BE MADE UPON IT IN ANY MANNER PERMITTED BY THE LAWS OF THE STATE OF NEW YORK OR THE FEDERAL LAWS OF THE UNITED STATES OR AS FOLLOWS: (I) BY PERSONAL SERVICE OR BY CERTIFIED OR REGISTERED MAIL TO THE PARTY'S DESIGNATED AGENT FOR SUCH SERVICE IN SUCH STATE, OR (II) BY CERTIFIED OR REGISTERED MAIL TO THE PARTY AT ITS ADDRESS SET FORTH HEREIN. SERVICE OF PROCESS IN ANY MANNER REFERRED TO IN THE PRECEDING SENTENCE SHALL BE DEEMED, IN EVERY RESPECT, EFFECTIVE SERVICE OF PROCESS UPON SUCH PARTY.

     11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written,

OPTEL, INC.

                                     By: /s/ JONATHAN D. LLOYD
                                         -----------------------------
                                     Name:  JONATHAN D. LLOYD
                                     Title: PRESIDENT


                                     VANGUARD COMMUNICATIONS, L.P.
                                     By: VANGUARD COMMUNICATIONS, INC.
                                         Its General Partner


                                     By: /s/ JONATHAN D. LLOYD
                                         -----------------------------
                                     Name:  JONATHAN D. LLOYD
                                     Title: PRESIDENT